THE BERKSHIRE FUNDS
              PART C - EXHIBIT INDEX FOR POST-EFFECTIVE AMENDMENT NO. 7
                             AS FILED ON JUNE 1, 2000

                                  EXHIBIT INDEX

1. Distribution Agreement with Rafferty Capital Markets, Inc........EX-99.23.e
2. Administration Agreement for Berkshire Focus Fund..............EX-99.23.h.1
3. Administration Agreement for Berkshire Technology Fund.........EX-99.23.h.2
4. Fund Administration Servicing Agreement with
   Firstar Mutual Fund Services, LLC..............................EX-99.23.h.3
5. Transfer Agent Servicing Agreement with
   Firstar Mutual Fund Services, LLC..............................EX-99.23.h.4
6. Fund Accounting Servicing Agreement with
   Firstar Mutual Fund Services, LLC..............................EX-99.23.h.5
7. Consent of Independent Public Accountants........................EX-99.23.j

                            DISTRIBUTION AGREEMENT


    THIS AGREEMENT is made as of May 1, 2000, between the BERKSHIRE FUNDS, ("Fund"), a Delaware Business Trust, and RAFFERTY CAPITAL MARKETS, INC., ("RCM"), a corporation organized and existing under the laws of the State of New York.

    WHEREAS the Fund is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company, and has registered one or more distinct series of shares of beneficial interest ("Shares") for sale to the public under the Securities Act of 1933, as amended ("1933 Act"), and has qualified its shares for sale to the public under various state securities laws; and

    WHEREAS the Fund desires to retain RCM as principal underwriter in connection with the offering and sale of the Shares of each series listed on Schedule A (as amended from time to time) to this Agreement; and

    WHEREAS this Agreement has been approved by a vote of the Fund's board of trustees or directors ("Board") and its disinterested trustees/directors in conformity with Section 15(c) under the 1940 Act; and

    WHEREAS RCM is willing to act as principal underwriter for the Fund on the terms and conditions hereinafter set forth;

    NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1.  Appointment

    The Fund hereby appoints RCM as its agent to be the principal underwriter so as to hold itself out as available to receive and accept orders for the purchase and redemption of Shares on behalf of the Fund, subject to the terms and for the period set forth in this Agreement. RCM hereby accepts such appointment and agrees to act hereunder. The Fund understands that any solicitation activities conducted on behalf of the Fund will be conducted primarily, if not exclusively, by employees of the Fund's sponsor who shall become registered representatives of RCM.

    2.  Services and Duties of RCM

        (a) RCM agrees to sell Shares on a best efforts basis from time to time during the term of this Agreement as agent for the Fund and upon the terms described in the Registration Statement. As used in this Agreement, the term "Registration Statement" shall mean the currently effective registration statement of the Fund, and any supplements thereto, under the 1933 Act and the 1940 Act.

        (b) RCM will hold itself available to receive purchase and redemption orders satisfactory to RCM for Shares and will accept such orders on behalf of the Fund. Such purchase orders shall be deemed effective at the time and in the manner set forth in the Registration Statement.

        (c) RCM, with the operational assistance of the Fund's transfer agent, shall make Shares available through the National Securities Clearing Corporation's Fund/SERV System.

        (d) RCM shall provide to investors and potential investors only such information regarding the Fund as the Fund shall provide or approve. RCM shall review and file all proposed advertisements and sales literature with appropriate regulators and consult with the Fund regarding any comments provided by regulators with respect to such materials.

        (e) The offering price of the Shares shall be the price determined in accordance with, and in the manner set forth in, the most-current Prospectus. The Fund shall make available to RCM a statement of each computation of net asset value and the details of entering into such computation.

        (f) RCM at its sole discretion may repurchase Shares offered for sale by the shareholders. Repurchase of Shares by RCM shall be at the price determined in accordance with, and in the manner set forth in, the most-current Prospectus. At the end of each business day, RCM shall notify, by any appropriate means, the Fund and its transfer agent of the orders for repurchase of Shares received by RCM since the last such report, the amount to be paid for such Shares, and the identity of the shareholders offering Shares for repurchase. The Fund reserves the right to suspend such repurchase right upon written notice to RCM. RCM further agrees to act as agent for the Fund to receive and transmit promptly to the Fund's transfer agent shareholder requests for redemption of Shares.

        (g) RCM shall not be obligated to sell any certain number of Shares.

        (h) RCM shall prepare reports for the Board regarding its activities under this Agreement as from time to time shall be reasonably requested by the Board.

    3.  Duties of the Fund

        (a) The Fund shall keep RCM fully informed of its affairs and shall provide to RCM from time to time copies of all information, financial statements, and other papers that RCM may reasonably request for use in connection with the distribution of Shares, including, without limitation, certified copies of any financial statements prepared for the Fund by its independent public accountant and such reasonable number of copies of the most current Prospectus, Statement of Additional Information ("SAI"), and annual and interim reports as RCM may request, and the Fund shall fully cooperate in the efforts of RCM to sell and arrange for the sale of Shares.

        (b) The Fund shall maintain a currently effective Registration Statement on Form N-1A with the Securities and Exchange Commission (the "SEC"), maintain qualification with applicable states and file such reports and other documents as may be required under applicable federal and state laws. The Fund shall notify RCM in writing of the states in which the Shares may be sold and shall notify RCM in writing of any changes to such information. The Fund shall bear all expenses related to preparing and typesetting such Prospectuses, SAI and other materials required by law and such other expenses, including printing and mailing expenses, related to the Fund's communication with persons who are shareholders.

        (c) The Fund shall not use any advertisements or other sales materials that have not been (i) submitted to RCM for its review and approval, and (ii) filed with the appropriate regulators.

        (d) The Fund represents and warrants that its Registration Statement and any advertisements and sales literature (excluding statements relating to RCM and the services it provides that are based upon written information furnished by RCM expressly for inclusion therein) of the Fund shall not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that all statements or information furnished to RCM, pursuant to Section 3(a) hereof, shall be true and correct in all material respects.

    4.  Other Broker-Dealers

    RCM in its discretion may enter into agreements to sell Shares to such registered and qualified retail dealers, as reasonably requested by the Fund. In making agreements with such dealers, RCM shall act only as principal and not as agent for the Fund. The form of any such dealer agreement shall be mutually agreed upon and approved by the Fund and RCM.

    5.  Withdrawal of Offering

    The Fund reserves the right at any time to withdraw all offerings of any or all Shares by written notice to RCM at its principal office. No Shares shall be offered by either RCM or the Fund under any provisions of this Agreement and no orders for the purchase or sale of Shares hereunder shall be accepted by the Fund if and so long as effectiveness of the Registration Statement then in effect or any necessary amendments thereto shall be suspended under any of the provisions of the 1933 Act, or if and so long as a current prospectus as required by Section 5(b)(2) of the 1933 Act is not on file with the SEC.

    6.  Services Not Exclusive

    The services furnished by RCM hereunder are not to be deemed exclusive. RCM shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. The Fund reserves the right to (i) sell Shares to investors on applications received and accepted by the Fund; (ii) issue Shares in connection with a merger, consolidation or recapitalization of the Fund; or (iii) issue additional Shares to holders of Shares.

    7.  Expenses of the Fund

    The Fund shall bear all costs and expenses of registering the Shares with the SEC and state and other regulatory bodies, and shall assume expenses related to communications with shareholders of the Fund including, but not limited to, (i) fees and disbursements of its counsel and independent public accountant; (ii) the preparation, filing, and printing of Registration Statements and/or Prospectuses or SAIs; (iii) the preparation and mailing of annual and interim reports, Prospectuses, SAIs, and proxy materials to shareholders; (iv) such other expenses related to the communications with persons who are shareholders of the Fund; and (v) the qualifications of Shares for sale under the securities laws of such jurisdictions as shall be selected by the Fund pursuant to Paragraph 3(b) hereof, and the costs and expenses payable to each such jurisdiction for continuing qualification therein. In addition, the Fund shall bear all costs of preparing, printing, mailing and filing any advertisements and sales literature. RCM does not assume responsibility for any expenses not assumed hereunder.

    8.  Compensation

    As compensation for the services performed and the expenses assumed by RCM under this Agreement including, but not limited to, any commissions paid for sales of Shares, the Fund shall pay RCM, as promptly as possible after receipt of a quarterly invoice, a fee as set forth in Schedule B to this Agreement.

    9.  Share Certificates

     The Fund shall not issue certificates representing Shares unless requested to do so by a shareholder. If such request is transmitted through RCM, the Fund will cause certificates evidencing the Shares owned to be issued in such names and denominations as RCM shall from time to time direct.

    10. Status of RCM

    RCM is an independent contractor and shall be agent of the Fund only with respect to the sale and redemption of Shares.

    11. Indemnification

        (a) The Fund agrees to indemnify, defend, and hold RCM, its officers and directors, and any person who controls RCM within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities, and expenses (including the cost of investigating or defending such claims, demands, or liabilities and any counsel fees incurred in connection therewith) that RCM, its officers, directors, or any such controlling person may incur under the 1933 Act, or under common law or otherwise, arising out of or based upon any (i) alleged untrue statement of a material fact contained in the Registration Statement, Prospectus, SAI or sales literature, (ii) alleged omission to state a material fact required to be stated in the either thereof or necessary to make the statements therein not misleading, or (iii) failure by the Fund to comply with the terms of the Agreement; provided, that in no event shall anything contained herein be so construed as to protect RCM against any liability to the Fund or its shareholders to which RCM would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations under this Agreement.

        (b) The Fund shall not be liable to RCM under this Agreement with respect to any claim made against RCM or any person indemnified unless RCM or other such person shall have notified the Fund in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon RCM or such other person (or after RCM or the person shall have received notice of service on any designated agent). However, failure to notify the Fund of any claim shall not relieve the Fund from any liability that it may have to RCM or any person against whom such action is brought otherwise than on account of this Agreement.

        (c) The Fund shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this Agreement. If the Fund elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Fund and satisfactory to indemnified defendants in the suit whose approval shall not be unreasonably withheld. In the event that the Fund elects to assume the defense of any suit and retain counsel, the indemnified defendants shall bear the fees and expenses of any additional counsel retained by them. If the Fund does not elect to assume the defense of a suit, it will reimburse the indemnified defendants for the reasonable fees and expenses of any counsel retained by the indemnified defendants. The Fund agrees to promptly notify RCM of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the issuance or sale of any of its Shares.

        (d) RCM agrees to indemnify, defend, and hold the Fund, its officers and directors, and any person who controls the Fund within the meaning of
Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities, and expenses (including the cost of investigating or defending against such claims, demands, or liabilities and any counsel fees incurred in connection therewith) that the Fund, its directors or officers, or any such controlling person may incur under the 1933 Act, or under common law or otherwise, resulting from RCM's willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under this Agreement, or arising out of or based upon any alleged untrue statement of a material fact contained in information furnished in writing by RCM to the Fund for use in the Registration Statement, Prospectus or SAI arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in either thereof or necessary to make such information not misleading.

        (e) RCM shall be entitled to participate, at its own expense, in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if RCM elects to assume the defense, the defense shall be conducted by counsel chosen by RCM and satisfactory to the indemnified defendants whose approval shall not be unreasonably withheld. In the event that RCM elects to assume the defense of any suit and retain counsel, the defendants in the suit shall bear the fees and expenses of any additional counsel retained by them. If RCM does not elect to assume the defense of any suit, it will reimburse the indemnified defendants in the suit for the reasonable fees and expenses of any counsel retained by them.

    12. Duration and Termination

        (a) This Agreement shall become effective on the date first written above or such later date as indicated in Schedule A and, unless sooner terminated as provided herein, will continue in effect for two years from the above written date. Thereafter, if not terminated this Agreement shall continue in effect for successive annual periods, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Fund's Board who are neither interested persons (as defined in the 1940 Act) of the Fund ("Independent trustees/directors") or RCM, cast in person at a meeting called for the purpose of voting on such approval, and
(ii) by the Board or by vote of a majority of the outstanding voting securities of the Fund.

        (b) Notwithstanding the foregoing, this Agreement may be terminated in its entirety at any time, without the payment of any penalty, by vote of the Board, by vote of a majority of the Independent trustees/directors, or by vote of a majority of the outstanding voting securities of the Fund on ten days' written notice to RCM or by RCM at any time, without the payment of any penalty, on ten days' written notice to the Fund. This Agreement will automatically terminate in the event of its assignment.

    13. Amendment of this Agreement

    No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought. This Agreement may be amended with the approval of the Board or of a majority of the outstanding voting securities of the Fund; provided, that in either case, such amendment also shall be approved by a majority of the Independent trustees/directors.

    14. Limitation of Liability

    The Board and shareholders of the Fund shall not be personally liable for obligations of the Fund in connection with any matter arising from or in connection with this Agreement. This Agreement is not binding upon any trustees, officer or shareholder of the Fund individually, and no such person shall be individually liable with respect to any action or inaction resulting from this Agreement.

    15. Notice

    Any notice required or permitted to be given by either party to the other shall be deemed sufficient upon receipt in writing at the other party's principal offices.

    16. Miscellaneous

    The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. As used in this Agreement, the terms "majority of the outstanding voting securities","interested person", and "assignment" shall have the same meaning as such terms have in the 1940 Act.

    17. Governing Law

    This Agreement shall be construed in accordance with the laws of the State of New York and the 1940 Act. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated as of the day and year first above written.


THE BERKSHIRE FUNDS


By: /s/ Malcolm R. Fobes III
    ------------------------
Title: President


RAFFERTY CAPITAL MARKETS, INC.


By: /s/ Thomas A. Mulrooney
    ------------------------
Title: President

                                 SCHEDULE A
                                   to the
                           DISTRIBUTION AGREEMENT
                                  between

                               BERKSHIRE FUNDS

                                     and

                        RAFFERTY CAPITAL MARKETS, INC.


    Pursuant to section 1 of the Distribution Agreement between the BERKSHIRE FUNDS , ("Fund") and Rafferty Capital Markets, Inc. ("RCM"), the Fund hereby appoints RCM as its agent to be the principal underwriter of the Fund with respect to its following series:


      *Berkshire Focus Fund

      *Berkshire Technology Fund


Dated as of: May 1, 2000

                           ADMINISTRATION AGREEMENT

    THIS ADMINISTRATION AGREEMENT ("Agreement"), is made and entered into this 1st day of May, 2000, by and between The Berkshire Funds, a Delaware business trust (the "Trust"), and Berkshire Capital Holdings, Inc., a California corporation (the "Administrator").


                             W I T N E S S E T H:

    WHEREAS, the Trust is engaged in business as a non-diversified open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Administrator is engaged in the business of rendering administrative and supervisory services to investment companies; and

    WHEREAS, the Trust desires to retain the Administrator to render supervisory and corporate administrative services to the Berkshire Focus Fund (the "Fund") in the manner and on the terms hereinafter set forth;

    NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. Employment of the Administrator. The Trust hereby employs the Administrator to administer the affairs of the Fund subject to the direction of the Board of Trustees and the officers of the Trust, for the period and on the terms hereinafter set forth. The Administrator hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Administrator shall devote such time as is necessary to carry out and shall at all times faithfully, with diligence and to the best of its ability, perform all of the duties required of it by the Fund hereunder. The Administrator may, at its expense, delegate any or all of its duties and obligations herein to one or more service providers, provided such delegation is approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Act). Any such delegation shall not relieve the Administrator from any liability hereunder.

    2. Obligations of the Administrator. The Administrator shall, at its expense, establish and maintain separate books of account and other records reasonably appropriate for the operation of the business of the Fund, including such entries and supporting documents as may be necessary or appropriate for the purpose of showing all the transactions made or committed on behalf of the Fund, and shall supervise all accounting procedures and audits. All books and records shall be maintained in such form and detail as may be required by applicable law. The Administrator shall oversee the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of account in accordance with all applicable federal and state laws and regulations. The Administrator, at its expense, shall supply the Board of Trustees and officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Administrator and furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. In compliance with the requirements of Rule 31a-3 under the Act, the Administrator hereby agrees that any records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Administrator further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the Act for the periods prescribed by Rule 31a-2 under the Act.

    The Administrator covenants and agrees that it will maintain, or will otherwise have available to it, facilities and staff, including managerial, administrative and technical, as shall be necessary and adequate, in all material respects, to perform properly its obligations hereunder.

    3. Expenses of the Fund. The Administrator assumes and shall pay for maintaining its staff and personnel, and shall at its own expense provide the equipment, office space and facilities necessary to perform its obligations under this Agreement. In addition, the Administrator assumes and shall pay all ordinary expenses of the Fund not assumed by the Fund, including, without limitation: (a) organizational costs, (b) compensation of the Investment Adviser's personnel and payment of other expenses in connection with provision of portfolio management services, (c) compensation of any of the Trust's trustees, officers or employees who are not interested persons of the Investment Adviser or its affiliates, (d) fees and expenses of registering the Fund's shares under the federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing such registrations and qualifications, (e) insurance premiums, (f) fidelity bonds, (g) accounting and bookkeeping costs and expenses necessary to maintain the Fund's books and records, (h) outside auditing and ordinary legal expenses, (i) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials, (j) costs of printing and distribution of the Fund's Prospectus and other shareholder information to existing shareholders, (k)fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund, and (l) industry association fees. The Administrator may, at its discretion, assume any additional expenses ordinarily assumed by the Fund when it determines that such action is in the best interest of the shareholders. The Fund shall pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and such extraordinary or non-recurring expenses as may arise, including without limitation litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto. The Fund shall also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the Act.

    4. Compensation. As compensation for the services rendered, the facilities furnished and the expenses assumed by the Administrator, the Fund shall pay to the Administrator, in arrears, within ten days after the end of each calendar month, a fee, accrued each calendar day (including weekends and holidays) at a rate of 0.50% per annum of the Fund's average daily net assets up to $50 million, 0.45% of such assets from $50 million to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion for such month as determined and computed in accordance with the description of the method of determination of net asset value contained in the Fund's Prospectus and Statement of Additional Information.

    5. Expense Limitation. If, in any fiscal year, the aggregate expenses of the Fund (including advisory, administrative and transfer agency fees, but excluding interest, local, state and federal taxes), exceed the expense limitations of any state having jurisdiction over the Fund, then the fee paid to the Administrator hereunder will be reduced pro rata (but not below zero) to the extent required by such expense limitation. The Administrator will bear its pro rata share of any such fee reduction based on the percentage that the Administrator's fee bears to the total administrative and advisory fees paid by the Fund to the Administrator and to the investment adviser of the Fund, for the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of said fee reduction based on the number of days that the Agreement is in effect during such month and year, respectively.

    6. Inspection of Books and Records. Manager shall, upon reasonable notice, permit the Fund and its duly authorized representatives to inspect and to audit, for any purposes whatsoever, all of the books of account, documents, records, papers and files in the custody or possession of the Administrator relating in any manner to the business of the Fund. All expenses involved in such audit or inspection will be borne by the Fund.

    7. Independent Contractor. The Administrator is for all purposes hereunder an independent contractor, free from control, direction or supervision of the Trust and any persons engaged by the Administrator in the performance of the Administrator's duties hereunder are solely the employees or agents of the
Administrator. The parties hereto intend and contemplate that their relationship shall not be construed, nor shall any provision of this Agreement be interpreted, so as to create a partnership or joint venture between them or their respective successors in interest and, except as expressly provided or authorized, neither party shall have the authority to act for, represent or bind the other or otherwise be deemed an agent of the other.

    8. Activities of the Administrator. The services of the Administrator to the Fund hereunder are not to be deemed exclusive and the Administrator shall be free to render similar services to others. Subject to, and in accordance with the Declaration of Trust and By-Laws of the Trust and Section 10(a) of the Act, it is understood that trustees, officers, agents and beneficial holders of the Trust are or may be "interested persons" (as defined in the Act) of the Administrator of its affiliates, and that directors, officers, agents or shareholders of the Administrator of its affiliates are or may be "interested persons" of the Trust as beneficial holders or otherwise.

    9. Limitation of Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Administrator, the Administrator shall not be liable to the Fund or to any beneficial holder of the Fund for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    10. Term. This Agreement shall become effective on the date hereof, and shall continue in effect for one year and from year to year thereafter only so long as specifically approved annually by the Trust's Board of Trustees, including a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval.

    11. Termination. This Agreement may be terminated at any time without the payment of any penalty (i) by the Fund either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, on 60 days written notice to the Administrator, or (ii) by the Administrator on 60 days written notice to the Fund.

    12. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved by the Board of Trustees of the Trust, including a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

    13. Notices. Any notice required or desired to be given hereunder shall be in writing and shall be considered effective (i) when delivered, if by personal delivery, (ii) upon receipt, if sent by FAX, which FAX has been telephonically confirmed, between the hours of 9:00 a.m. and 5:00 p.m. local time of the recipient on a business day, or if not, at 9:00 a.m., local time on the next business day, or (iii) upon the earlier of actual or first attempted delivery, if mailed, postage prepaid, addressed as follows:

                      If to the Administrator:
                      Berkshire Capital Holdings, Inc.
                      475 Milan Drive, #103
                      San Jose, California 95134-2453
                      FAX  No.: (408) 944-0707
                      Telephone No.: (408) 526-0707

                      If to the Trust:
                      The Berkshire Funds
                      475 Milan Drive, #103
                      San Jose, California 95134-2453
                      FAX  No.: (408) 944-0707
                      Telephone No.: (408) 526-0707

or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 13.

    14. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior negotiations or agreements, whether written or oral.

    15. Inurement. This Agreement shall inure to the benefit of and be binding upon the Fund, the Administrator, and their respective successors, transferees and assigns.

    16. Assignment. Except as otherwise expressly provided herein, the rights and obligations of the parties pursuant to this Agreement may not be assigned without the express written consent of the other party.

    17. Severability. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, such holding, declaration or pronouncement shall not adversely affect any other provision of this Agreement, and this Agreement shall otherwise remain in full force and effect and be enforced in accordance with its terms, including in a manner that may be reasonably required in order to render any provision that has been held, declared or pronounced void, voidable, invalid, unenforceable or inoperative to become valid, enforceable and operative.

    18. Counterparts. This Agreement shall be executed in counterparts, in which case all such counterparts shall constitute one and the same agreement.

    19. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California.

    20. Attorneys' Fees. In the event any proceeding is brought by one party against the other to enforce or for the breach of any of the provisions of this Agreement, the prevailing party shall be entitled in such proceeding and in any appeal therefrom to recover reasonable attorneys' fees, together with the costs of such proceeding therein incurred.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first written above.



THE BERKSHIRE FUNDS                          BERKSHIRE CAPITAL HOLDINGS, INC.


By: /s/ Malcolm R. Fobes III                 By: /s/ Malcolm R. Fobes III
    ------------------------                     ------------------------
    President                                    Chairman & CEO

                           ADMINISTRATION AGREEMENT


    THIS ADMINISTRATION AGREEMENT ("Agreement"), is made and entered into this 1st day of May, 2000, by and between The Berkshire Funds, a Delaware business trust (the "Trust"), and Berkshire Capital Holdings, Inc., a California corporation (the "Administrator").


                             W I T N E S S E T H:

    WHEREAS, the Trust is engaged in business as a non-diversified open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

    WHEREAS, the Administrator is engaged in the business of rendering administrative and supervisory services to investment companies; and

    WHEREAS, the Trust desires to retain the Administrator to render supervisory and corporate administrative services to the Berkshire Technology Fund (the "Fund") in the manner and on the terms hereinafter set forth;

    NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1. Employment of the Administrator. The Trust hereby employs the Administrator to administer the affairs of the Fund subject to the direction of the Board of Trustees and the officers of the Trust, for the period and on the terms hereinafter set forth. The Administrator hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Administrator shall devote such time as is necessary to carry out and shall at all times faithfully, with diligence and to the best of its ability, perform all of the duties required of it by the Fund hereunder. The Administrator may, at its expense, delegate any or all of its duties and obligations herein to one or more service providers, provided such delegation is approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Act). Any such delegation shall not relieve the Administrator from any liability hereunder.

    2. Obligations of the Administrator. The Administrator shall, at its expense, establish and maintain separate books of account and other records reasonably appropriate for the operation of the business of the Fund, including such entries and supporting documents as may be necessary or appropriate for the purpose of showing all the transactions made or committed on behalf of the Fund, and shall supervise all accounting procedures and audits. All books and records shall be maintained in such form and detail as may be required by applicable law. The Administrator shall oversee the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of account in accordance with all applicable federal and state laws and regulations. The Administrator, at its expense, shall supply the Board of Trustees and officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Administrator and furnish the Fund with office facilities, including space, furniture and equipment and all personnel reasonably necessary for the operation of the Fund. In compliance with the requirements of Rule 31a-3 under the Act, the Administrator hereby agrees that any records which it maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Administrator further agrees to arrange for the preservation of the records required to be maintained by Rule 31a-1 under the Act for the periods prescribed by Rule 31a-2 under the Act.

    The Administrator covenants and agrees that it will maintain, or will otherwise have available to it, facilities and staff, including managerial, administrative and technical, as shall be necessary and adequate, in all material respects, to perform properly its obligations hereunder.

    3. Expenses of the Fund. The Administrator assumes and shall pay for maintaining its staff and personnel, and shall at its own expense provide the equipment, office space and facilities necessary to perform its obligations under this Agreement. In addition, the Administrator assumes and shall pay all ordinary expenses of the Fund not assumed by the Fund, including, without limitation: (a) organizational costs, (b) compensation of the Investment Adviser's personnel and payment of other expenses in connection with provision of portfolio management services, (c) compensation of any of the Trust's trustees, officers or employees who are not interested persons of the Investment Adviser or its affiliates, (d) fees and expenses of registering the Fund's shares under the federal securities laws and of qualifying its shares under applicable state Blue Sky laws, including expenses attendant upon renewing such registrations and qualifications, (e) insurance premiums, (f) fidelity bonds, (g) accounting and bookkeeping costs and expenses necessary to maintain the Fund's books and records, (h) outside auditing and ordinary legal expenses, (i) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials, (j) costs of printing and distribution of the Fund's Prospectus and other shareholder information to existing shareholders, (k)fees and expenses of the custodian, transfer agent, dividend disbursing agent, shareholder service agent, plan agent, administrator, accounting and pricing services agent and underwriter of the Fund, and (l) industry association fees. The Administrator may, at its discretion, assume any additional expenses ordinarily assumed by the Fund when it determines that such action is in the best interest of the shareholders. The Fund shall pay all brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short) and such extraordinary or non-recurring expenses as may arise, including without limitation litigation to which the Fund may be a party and indemnification of the Trust's trustees and officers with respect thereto. The Fund shall also pay expenses which it is authorized to pay pursuant to Rule 12b-1 under the Act.

    4. Compensation. As compensation for the services rendered, the facilities furnished and the expenses assumed by the Administrator, the Fund shall pay to the Administrator, in arrears, within ten days after the end of each calendar month, a fee, accrued each calendar day (including weekends and holidays) at a rate of 0.50% per annum of the Fund's average daily net assets up to $50 million, 0.45% of such assets from $50 million to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion for such month as determined and computed in accordance with the description of the method of determination of net asset value contained in the Fund's Prospectus and Statement of Additional Information.

    5. Expense Limitation. If, in any fiscal year, the aggregate expenses of the Fund (including advisory, administrative and transfer agency fees, but excluding interest, local, state and federal taxes), exceed the expense limitations of any state having jurisdiction over the Fund, then the fee paid to the Administrator hereunder will be reduced pro rata (but not below zero) to the extent required by such expense limitation. The Administrator will bear its pro rata share of any such fee reduction based on the percentage that the Administrator's fee bears to the total administrative and advisory fees paid by the Fund to the Administrator and to the investment adviser of the Fund, for the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of said fee reduction based on the number of days that the Agreement is in effect during such month and year, respectively.

    6. Inspection of Books and Records. Manager shall, upon reasonable notice, permit the Fund and its duly authorized representatives to inspect and to audit, for any purposes whatsoever, all of the books of account, documents, records, papers and files in the custody or possession of the Administrator relating in any manner to the business of the Fund. All expenses involved in such audit or inspection will be borne by the Fund.

    7. Independent Contractor. The Administrator is for all purposes hereunder an independent contractor, free from control, direction or supervision of the Trust and any persons engaged by the Administrator in the performance of the Administrator's duties hereunder are solely the employees or agents of the
Administrator. The parties hereto intend and contemplate that their relationship shall not be construed, nor shall any provision of this Agreement be interpreted, so as to create a partnership or joint venture between them or their respective successors in interest and, except as expressly provided or authorized, neither party shall have the authority to act for, represent or bind the other or otherwise be deemed an agent of the other.

    8. Activities of the Administrator. The services of the Administrator to the Fund hereunder are not to be deemed exclusive and the Administrator shall be free to render similar services to others. Subject to, and in accordance with the Declaration of Trust and By-Laws of the Trust and Section 10(a) of the Act, it is understood that trustees, officers, agents and beneficial holders of the Trust are or may be "interested persons" (as defined in the Act) of the Administrator of its affiliates, and that directors, officers, agents or shareholders of the Administrator of its affiliates are or may be "interested persons" of the Trust as beneficial holders or otherwise.

    9. Limitation of Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Administrator, the Administrator shall not be liable to the Fund or to any beneficial holder of the Fund for any act or omission in the course of, or in connection with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    10. Term. This Agreement shall become effective on the date hereof, and shall continue in effect for one year and from year to year thereafter only so long as specifically approved annually by the Trust's Board of Trustees, including a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval.

    11. Termination. This Agreement may be terminated at any time without the payment of any penalty (i) by the Fund either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, on 60 days written notice to the Administrator, or (ii) by the Administrator on 60 days written notice to the Fund.

    12. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved by the Board of Trustees of the Trust, including a majority of those trustees of the Trust who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

    13. Notices. Any notice required or desired to be given hereunder shall be in writing and shall be considered effective (i) when delivered, if by personal delivery, (ii) upon receipt, if sent by FAX, which FAX has been telephonically confirmed, between the hours of 9:00 a.m. and 5:00 p.m. local time of the recipient on a business day, or if not, at 9:00 a.m., local time on the next business day, or (iii) upon the earlier of actual or first attempted delivery, if mailed, postage prepaid, addressed as follows:

                      If to the Administrator:
                      Berkshire Capital Holdings, Inc.
                      475 Milan Drive, #103
                      San Jose, California 95134-2453
                      FAX No.: (408) 944-0707
                      Telephone No.: (408) 526-0707


                      If to the Trust:
                      The Berkshire Funds
                      475 Milan Drive, #103
                      San Jose, California 95134-2453
                      FAX No.: (408) 944-0707
                      Telephone No.: (408) 526-0707

or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 13.

    14. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior negotiations or agreements, whether written or oral.

    15. Inurement. This Agreement shall inure to the benefit of and be binding upon the Fund, the Administrator, and their respective successors, transferees and assigns.

    16. Assignment. Except as otherwise expressly provided herein, the rights and obligations of the parties pursuant to this Agreement may not be assigned without the express written consent of the other party.

    17. Severability. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, such holding, declaration or pronouncement shall not adversely affect any other provision of this Agreement, and this Agreement shall otherwise remain in full force and effect and be enforced in accordance with its terms, including in a manner that may be reasonably required in order to render any provision that has been held, declared or pronounced void, voidable, invalid, unenforceable or inoperative to become valid, enforceable and operative.

    18. Counterparts. This Agreement shall be executed in counterparts, in which case all such counterparts shall constitute one and the same agreement.

    19. Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of California.

    20. Attorneys' Fees. In the event any proceeding is brought by one party against the other to enforce or for the breach of any of the provisions of this Agreement, the prevailing party shall be entitled in such proceeding and in any appeal therefrom to recover reasonable attorneys' fees, together with the costs of such proceeding therein incurred.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first written above.



THE BERKSHIRE FUNDS                          BERKSHIRE CAPITAL HOLDINGS, INC.


By: /s/ Malcolm R. Fobes III                 By: /s/ Malcolm R. Fobes III
    ------------------------                     ------------------------
    President                                    Chairman & CEO

                  FUND ADMINISTRATION SERVICING AGREEMENT


    THIS AGREEMENT is made and entered into as of this 1st day of May, 2000, by and among The Berkshire Funds, a Delaware business trust (hereinafter referred to as the "Trust"), Berkshire Capital Holdings, Inc., investment adviser to the Berkshire Funds, (hereinafter referred to as the "Adviser") and Firstar Mutual Fund Services, LLC, a limited liability company organized under the laws of the State of Wisconsin (hereinafter referred to as "FMFS").

    WHEREAS, the Adviser serves as investment adviser and administrator to the Trust and will be responsible for certain duties of the Trust under this agreement, including, but not limited to, the payment of any compensations to FMFS;

    WHEREAS, the Trust is an open-end management investment company which is registered under the Investment Company Act of 1940, as amended (the "1940 Act");

    WHEREAS, the Trust is authorized to create separate series, each with its own separate investment portfolio;

    WHEREAS, FMFS is a limited liability corporation and, among other things, is in the business of providing fund administration services for the benefit of its customers; and

    WHEREAS, the Trust and Adviser desire to retain FMFS to act as Administrator for each Fund series of the Trust listed on Exhibit A attached hereto, (each Fund hereinafter referred to as a "Fund"), as may be amended from time to time.

    NOW, THEREFORE, in consideration of the mutual agreements herein made, the Trust and FMFS agree as follows:

1.  Appointment of Administrator

    The Trust and the Adviser hereby appoint FMFS as Administrator of the Trust on the terms and conditions set forth in this Agreement, and FMFS hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement in consideration of the compensation provided for herein.

2.  Duties and Responsibilities of FMFS For Each Fund

    A. General Fund Management

       1. Act as liaison among all Fund service providers

       2. Supply:

          a. Corporate secretarial services

          b. Office facilities (which may be in FMFS's or its affiliate's own offices)
          c. Non-investment-related statistical and research data as needed

       3. Coordinate board communication by:

          a. Establish meeting agendas
          b. Preparing board reports based on financial and administrative data
          c. Evaluating independent auditor
          d. Securing and monitoring fidelity bond and director and officer liability coverage, and making the necessary SEC filings relating thereto
          e. Preparing minutes of meetings of the board and shareholders
          f. Recommend dividend declarations to the Board, prepare and distribute to appropriate parties notices announcing declaration of dividends and other distributions to shareholders
          g. Provide personnel to serve as officers of the Trust if so elected by the Board and attend Board meetings to present materials for Board review

       4. Audits

          a. Prepare appropriate schedules and assist independent auditors
          b. Provide information to SEC and facilitate audit process
          c. Provide office facilities

       5. Assist in overall operations of the Fund

       6. Pay Fund expenses upon written authorization from the Trust

       7. Monitor arrangements under shareholder services or similar plan

    B. Compliance

       1. Regulatory Compliance

          a. Monitor compliance with 1940 Act requirements, including:
             1) Asset diversification tests
             2) Total return and SEC yield calculations
             3) Maintenance of books and records under Rule 31a-3
             4) Code of Ethics for the disinterested trustees of the Fund
          b. Monitor Fund's compliance with the policies and investment limitations of the Trust as set forth in its Prospectus and Statement of Additional Information
          c. Maintain awareness of applicable regulatory and operational service issues and recommend dispositions

       2. Blue Sky Compliance

          a. Prepare and file with the appropriate state securities authorities any and all required compliance filings relating to the registration of the securities of the Trust so as to enable the Trust to make a continuous offering of its shares in all states
          b. Monitor status and maintain registrations in each state
          c. Provide information regarding material developments in state securities regulation

       3. SEC Registration and Reporting

          a. Assist Trust counsel in updating Prospectus and Statement of Additional Information and in preparing proxy statements and Rule 24f-2 notices
          b. Prepare annual and semiannual reports, Form N-SAR filings and Rule 24f-2 notices
          c. Coordinate the printing, filing and mailing of publicly disseminated Prospectuses and reports
          d. File fidelity bond under Rule 17g-1
          e. File shareholder reports under Rule 30b2-1
          f. Monitor sales of each Fund's shares and ensure that such shares are properly registered with the SEC and the appropriate state authorities
          g. File Rule 24f-2 notices
          h. File Forms N-1A, Rule 497 filings and proxy statements as directed

       4. IRS Compliance

          a. Monitor Company's status as a regulated investment company under Subchapter M, including without limitation, review of the following:

             1) Asset diversification requirements
             2) Qualifying income requirements
             3) Distribution requirements

          b. Calculate required distributions (including excise tax distributions)

    C. Financial Reporting

       1. Provide financial data required by each Fund's Prospectus and Statement of Additional Information;

       2. Prepare financial reports for officers, shareholders, tax authorities, performance reporting companies, the board, the SEC, and independent auditors;
       3. Supervise the Company's Custodian and Trust Accountants in the maintenance of the Company's general ledger and in the preparation of the Fund's financial statements, including oversight of expense accruals and payments, of the determination of net asset value of the Company's net assets and of the Company's shares, and of the declaration and payment of dividends and other distributions to shareholders;
       4. Compute the yield, total return and expense ratio of each class of each Fund, and each Fund's portfolio turnover rate; and
       5. Monitor the expense accruals and notify Trust management of any proposed adjustments.
       6. Prepare monthly financial statements, which will include without limitation the following items:

                        Schedule of Investments
                        Statement of Assets and Liabilities
                        Statement of Operations
                        Statement of Changes in Net Assets
                        Cash Statement
                        Schedule of Capital Gains and Losses

       7. Prepare quarterly broker security transaction summaries.

    D. Tax Reporting

       1. Prepare and file on a timely basis appropriate federal and state tax returns including, without limitation, Forms 1120/8610 with any necessary schedules
       2. Prepare state income breakdowns where relevant
       3. File Form 1099 Miscellaneous for payments to trustees and other service providers
       4. Monitor wash losses
       5. Calculate eligible dividend income for corporate shareholders

3.  Compensation

    The Adviser, on behalf of each Fund, agrees to pay FMFS for the performance of the duties listed in this Agreement, the fees and out-of-pocket expenses as set forth in the attached Exhibit A. Notwithstanding anything to the contrary, if amounts owed by the Adviser to FMFS are not paid by the Adviser, the Trust shall be responsible and the amounts owed shall only be paid out of the assets and property of the particular Fund involved.

These fees may be changed from time to time, subject to mutual written Agreement of the parties.

The Adviser agrees to pay all fees and reimbursable expenses within ten (10) business days following the receipt of the billing notice.

4.  Performance of Service; Limitation of Liability

    A. FMFS shall exercise reasonable care in the performance of its duties under this Agreement. FMFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with matters to which this Agreement relates, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond FMFS's control, except a loss arising out of or relating to FMFS's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence, or willful misconduct on its part in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if FMFS has exercised reasonable care in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless FMFS from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature (including reasonable attorneys' fees) which FMFS may sustain or incur or which may be asserted against FMFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to FMFS's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence or from willful misconduct on its part in performance of its duties under this Agreement, (I) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to FMFS by any duly authorized officer of the Trust, such duly authorized officer to be included in a list of authorized officers furnished to FMFS and as amended from time to time in writing by resolution of the Board of Trustees of the Trust.

    FMFS shall indemnify and hold the Trust and the Adviser harmless from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature
(including reasonable attorneys' fees) which the Trust or the Adviser may sustain or incur or which may be asserted against the Trust or the Adviser by any person arising out of any action taken or omitted to be taken by FMFS as a result of FMFS's refusal or failure to comply with the terms of this Agreement, its bad faith, negligence, or willful misconduct.

    In the event of a mechanical breakdown or failure of communication or power supplies beyond its control, FMFS shall take all reasonable steps to minimize service interruptions for any period that such interruption continues beyond FMFS's control. FMFS will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of FMFS. FMFS agrees that it shall, at all times, have reasonable contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available. Representatives of the Trust shall be entitled to inspect FMFS's premises and operating capabilities at any time during regular business hours of FMFS, upon reasonable notice to FMFS.

    B. In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation which presents or appears likely to present the probability of a claim for indemnification. The indemnitor shall have the option to defend the indemnitee against any claim which may be the subject of this indemnification. In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section. The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor's prior written consent.

    C. FMFS is hereby expressly put on notice of the limitation of shareholder, Trustee, officer, employee or agent liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of such series. FMFS further agrees that it shall not seek satisfaction of any such obligation from any shareholder of a series of the Trust, nor from any Trustee, officer, employee or agent of the Trust.

5.  Proprietary and Confidential Information

    FMFS agrees on behalf of itself and its directors, officers, and employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present, or potential shareholders of the Trust (and clients of said shareholders), and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where FMFS may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

6.  Term of Agreement

    This Agreement shall become effective as of the date hereof and will continue in effect for a period of one year. During the initial one year term of this Agreement, if the Trust terminates any services with FMFS, the Adviser agrees to compensate Firstar an amount equal to the fees remaining under the initial one year Agreement. Subsequent to the initial one year term, this Agreement may be terminated by either party upon giving ninety (90) days prior written notice to the other party or such shorter period as is mutually agreed upon by the parties. However, this Agreement may be amended by mutual written consent of the parties.

7.  Records

    FMFS shall keep records relating to the services to be performed hereunder, in the form and manner, and for such period as it may deem advisable and is agreeable to the Trust but not inconsistent with the rules and regulations of appropriate government authorities, in particular, Section 31 of the 1940 Act and the rules thereunder. FMFS agrees that all such records prepared or maintained by FMFS relating to the services to be performed by FMFS hereunder are the property of the Trust and will be preserved, maintained, and made available in accordance with such section and rules of the 1940 Act and will be promptly surrendered to the Trust on and in accordance with its request.

8.  Governing Law

    This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Wisconsin. However, nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated by the Securities and Exchange Commission thereunder.

9.  Duties in the Event of Termination

    In the event that, in connection with termination, a successor to any of FMFS's duties or responsibilities hereunder is designated by the Trust by written notice to FMFS, FMFS will promptly, upon such termination and at the expense of the Trust, transfer to such successor all relevant books, records, correspondence, and other data established or maintained by FMFS under this Agreement in a form reasonably acceptable to the Trust (if such form differs from the form in which FMFS has maintained, the Trust shall pay any expenses associated with transferring the data to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from FMFS's personnel in the establishment of books, records, and other data by such successor.

10. No Agency Relationship

Nothing herein contained shall be deemed to authorize or empower FMFS to act as agent for the other parties to this Agreement, or to conduct business in the name of, or for the account of the other parties to this Agreement.

11. Data Necessary to Perform Services

    The Trust or its agent, which may be FMFS, shall furnish to FMFS the data necessary to perform the services described herein at times and in such form as mutually agreed upon if FMFS is also acting in another capacity for the Trust, nothing herein shall be deemed to relieve FMFS of any of its obligations in such capacity.

12. Notices

    Notices of any kind to be given by either party to the other party shall be in writing and shall be duly given if mailed or delivered as follows:
Notice to FMFS shall be sent to:

                      Firstar Mutual Fund Services, LLC
                      615 East Michigan Street
                      Milwaukee, WI 53202

and notice to the Trust shall be sent to:

                      The Berkshire Funds
                      Attn: Malcolm R. Fobes III
                      475 Milan Drive, #103
                      San Jose, CA 95134-2453

and notice to the Adviser shall be sent to:

                      Berkshire Capital Holdings, Inc.
                      Attn: Malcolm R. Fobes III
                      475 Milan  Drive, #103
                      San Jose, CA 95134-2453


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer or one or more counterparts as of the day and year first written above.



THE BERKSHIRE FUNDS                          FIRSTAR MUTUAL FUND SERVICES, LLC


By: /s/ Malcolm R. Fobes III                 By: /s/ Joe D. Redwine
    ------------------------                     ------------------



BERKSHIRE CAPITAL HOLDINGS, INC.


By: /s/ Malcolm R. Fobes III
    ------------------------

                      TRANSFER AGENT SERVICING AGREEMENT


    THIS AGREEMENT is made and entered into as of this 1st day of May, 2000, by and among The Berkshire Funds, a Delaware business trust (hereinafter referred to as the "Trust"), Berkshire Capital Holdings, Inc., investment adviser to the Berkshire Funds, (hereinafter referred to as the "Adviser") and Firstar Mutual Fund Services, LLC, a limited liability company organized under the laws of the State of Wisconsin (hereinafter referred to as the "FMFS").

    WHEREAS, the Adviser serves as investment adviser and administrator to the Trust and will be responsible for certain duties of the Trust under this agreement, including, but not limited to, the payment of any compensations to FMFS;

    WHEREAS, the Trust is an open-end management investment company which is registered under the Investment Company Act of 1940, as amended (the "1940 Act");

    WHEREAS, the Trust is authorized to create separate series, each with its own separate investment portfolio;

    WHEREAS, FMFS is a limited liability corporation and, among other things, is in the business of administering transfer and dividend disbursing agent functions for the benefit of its customers; and

    WHEREAS, the Trust and the Adviser desire to retain FMFS to provide transfer and dividend disbursing agent services to each series of the Trust listed on Exhibit A attached hereto, (each series hereinafter referred to as a "Fund") as may be amended from time to time.

    NOW, THEREFORE, in consideration of the mutual agreements herein made, the Trust and FMFS agree as follows:

1.  Appointment of Transfer Agent

    The Trust and the Adviser hereby appoint FMFS as Transfer Agent of the Trust on the terms and conditions set forth in this Agreement, and FMFS hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement in consideration of the compensation provided for herein.

2.  Duties and Responsibilities of FMFS For Each Fund

    For each Fund FMFS shall perform all of the customary services of a transfer agent and dividend disbursing agent, and as relevant, agent in connection with accumulation, open account or similar plans (including without limitation any periodic investment plan or periodic withdrawal program), including but not limited to:

    A. Receive orders for the purchase of shares;

    B. Process purchase orders with prompt delivery, where appropriate, of payment and supporting documentation to the Trust's custodian, and issue the appropriate number of uncertificated shares with such uncertificated shares being held in the appropriate shareholder account;

    C. Arrange for issuance of shares obtained through transfers of funds from shareholders' accounts at financial institutions and arrange for the exchange of shares for shares of other eligible investment companies, when permitted by Prospectus.

    D. Process redemption requests received in good order and, where relevant, deliver appropriate documentation to the Trust's custodian;

    E. Pay monies upon receipt from the Trust's custodian, where relevant, in accordance with the instructions of redeeming shareholders;

    F. Process transfers of shares in accordance with the shareholder's instructions;

    G. Process exchanges between funds and/or classes of shares of funds both within the same family of funds and with the Firstar Money Market Fund, if applicable;

    H. Prepare and transmit payments for dividends and distributions declared by the Trust with respect to the Fund, after deducting any amount required to be withheld by any applicable laws, rules and regulations and in accordance with shareholder instructions;

    I. Make changes to shareholder records, including, but not limited to, address changes in plans (i.e., systematic withdrawal, automatic investment, dividend reinvestment, etc.);

    J. Record the issuance of shares of the Fund and maintain, pursuant to Rule 17ad-10(e) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a record of the total number of shares of the Fund which are authorized, issued and outstanding;

    K. Prepare shareholder meeting lists and, if applicable, mail, receive and tabulate proxies;

    L. Mail shareholder reports and prospectuses to current shareholders;

    M. Prepare and file U.S. Treasury Department Forms 1099 and other appropriate information returns required with respect to dividends and distributions for all shareholders;

    N. Provide shareholder account information upon request and prepare and mail confirmations and statements of account to shareholders for all purchases, redemptions and other confirmable transactions as agreed upon with the Trust;

    O. Mail requests for shareholders' certifications under penalties of perjury and pay on a timely basis to the appropriate Federal authorities any taxes to be withheld on dividends and distributions paid by the Trust, all as required by applicable Federal tax laws and regulations;

    P. Provide a Blue Sky System which will enable the Trust to monitor the total number of shares of the Fund sold in each state. In addition, the Trust or its agent, including FMFS, shall identify to FMFS in writing those transactions and assets to be treated as exempt from the Blue Sky reporting for each state;

    Q. Answer correspondence from shareholders, securities brokers and others relating to FMFS's duties hereunder and such other correspondence as may from time to time be mutually agreed upon between FMFS and the Trust.

    R. Reimburse the Fund each month for all material losses resulting from "as of" processing errors (other than due to portfolio security pricing errors) for which FMFS is responsible in accordance with the "as of" processing guidelines set forth in the attached Exhibit B.

3.  Compensation

    The Adviser, on behalf of each Fund, agrees to pay FMFS for the performance of the duties listed in this agreement as set forth on Exhibit A attached hereto the fees and out-of-pocket expenses, including but not limited to the following: printing, postage, forms, stationery, record retention (if requested by the Trust), mailing, insertion, programming (if requested by the Trust), labels, shareholder lists and proxy expenses.

    These fees and reimbursable expenses may be changed from time to time subject to mutual written agreement of the parties.

    The  Adviser  agrees  to pay all fees and reimbursable expenses within ten
(10) business days following the receipt of the billing notice.

    Notwithstanding anything to the contrary, if amounts owed by the Adviser to FMFS are not paid by the Adviser, the Trust shall be responsible and the amounts owed shall only be paid out of assets and property of the particular Fund involved.

4.  Representations of FMFS

    FMFS represents and warrants to the Trust that:

    A. It is a limited liability corporation duly organized, existing and in good standing under the laws of Wisconsin;

    B. It is a registered transfer agent under the Exchange Act.

    C. It is duly qualified to carry on its business in the State of Wisconsin;

    D. It is empowered under applicable laws and by its charter and bylaws to enter into and perform this Agreement;

    E. All requisite corporate proceedings have been taken to authorize it to enter and perform this Agreement;

    F. It has and will continue to have access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement; and

    G. It will comply with all applicable requirements of the Securities Act of 1933, as amended, and the Exchange Act, the 1940 Act, and any laws, rules, and regulations of governmental authorities having jurisdiction.

5.  Representations of the Trust

    The Trust represents and warrants to FMFS that:

    A. The Trust is an open-end investment company under the 1940 Act;

    B. The Trust is a business trust organized, existing, and in good standing under the laws of Delaware;

    C. The Trust is empowered under applicable laws and by its Declaration of Trust and Bylaws to enter into and perform this Agreement;

    D. All necessary proceedings required by the Declaration of Trust have been taken to authorize it to enter into and perform this Agreement;

    E. The  Trust  will  comply  with  all   applicable  requirements  of  the
       Securities Act, the Exchange Act, the 1940 Act, and any laws, rules and regulations of governmental authorities having jurisdiction; and

    F. A registration statement under the Securities Act will be made effective and will remain effective, and appropriate state securities law filings have been made and will continue to be made, with respect to all shares of the Trust being offered for sale.

6.  Performance of Service; Limitation of Liability

    FMFS shall exercise reasonable care in the performance of its duties under this Agreement. FMFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with matters to which this Agreement relates, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond FMFS's control, except a loss arising out of or relating to the Agent's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence, or willful misconduct on its part in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if FMFS has exercised reasonable care in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless FMFS from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature
(including reasonable attorneys' fees) which FMFS may sustain or incur or which may be asserted against FMFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder, except for any and all claims, demands, losses expenses, and liabilities arising out of or relating to FMFS's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence or from willful misconduct on its part in performance of its duties under this Agreement, (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to FMFS by any duly authorized officer of the Trust, such duly authorized officer to be included in a list of authorized officers furnished to FMFS and as amended from time to time in writing by resolution of the Board of Trustees of the Trust.

    FMFS shall indemnify and hold the Trust and the Adviser harmless from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature
(including reasonable attorneys' fees) which the Trust or the Adviser may sustain or incur or which may be asserted against the Trust or the Adviser by any person arising out of any action taken or omitted to be taken by FMFS as a result of FMFS's refusal or failure to comply with the terms of this Agreement, its bad faith, negligence, or willful misconduct.

    In the event of a mechanical breakdown or failure of communication or power supplies beyond its control, FMFS shall take all reasonable steps to minimize service interruptions for any period that such interruption continues beyond FMFS's control. FMFS will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of FMFS. FMFS agrees that it shall, at all times, have reasonable contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available. Representatives of the Trust shall be entitled to inspect FMFS's premises and operating capabilities at any time during regular business hours of FMFS, upon reasonable notice to FMFS.

    In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation which presents or appears likely to present the probability of a claim for indemnification. The indemnitor shall have the option to defend the indemnitee against any claim which may be the subject of this indemnification. In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section. The indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor's prior written consent.

    FMFS is hereby expressly put on notice of the limitation of shareholder, Trustee, officer, employer, and agent liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of such series. FMFS further agrees that it shall not seek satisfaction of any such obligation from any shareholder of a series of the Trust, nor from any Trustee, officer, employee or agent of the Trust.

7.  Proprietary and Confidential Information

    FMFS agrees on behalf of itself and its directors, officers, and employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present, or potential shareholders (and clients of said shareholders) and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where FMFS may be exposed to civil or criminal contempt proceedings for failure to comply after being requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

8.  Term of Agreement

    This Agreement shall become effective as of the date hereof and will continue in effect for a period of one year. During the initial one year term of this Agreement, if the Trust terminates any services with FMFS, the Adviser agrees to compensate Firstar an amount equal to the fees remaining under the initial one year Agreement. Subsequent to the initial one year term, this Agreement may be terminated by either party upon giving ninety (90) days prior written notice to the other party or such shorter period as is mutually agreed upon by the parties. However, this Agreement may be amended by mutual written consent of the parties.

9.  Records

    The Agent shall keep records relating to the services to be performed hereunder, in the form and manner, and for such period as it may deem advisable and is agreeable to the Trust but not inconsistent with the rules and regulations of appropriate government authorities, in particular, Section 31 of The Investment Company Act of 1940 as amended (the "Investment Company Act"), and the rules thereunder. The Agent agrees that all such records prepared or maintained by The Agent relating to the services to be performed by the Agent hereunder are the property of the Trust and will be preserved, maintained, and made available with such section and rules of the Investment Company Act and will be promptly surrendered to the Trust on and in accordance with its request.

10. Governing Law

    This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Wisconsin. However, nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated by the Securities and Exchange Commission thereunder.

11. Duties in the Event of Termination

    In the event that, in connection with termination, a successor to any of FMFS's duties or responsibilities hereunder is designated by the Trust by written notice to FMFS, FMFS will promptly, upon such termination and at the expense of the Trust, transfer to such successor all relevant books, records, correspondence, and other data established or maintained by FMFS under this Agreement in a form reasonably acceptable to the Trust (if such form differs from the form in which FMFS has maintained, the Trust shall pay any expenses associated with transferring the data to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from FMFS's personnel in the establishment of books, records, and other data by such successor.

12. Data Necessary to Perform Services

    The Trust or its agent, which may be FMFS, shall furnish to FMFS the data necessary to perform the services described herein at such times and in such form as mutually agreed upon. If FMFS is also acting in another capacity for the Trust, nothing herein shall be deemed to relieve FMFS of any of its obligations in such capacity.

13. Notices

    Notices of any kind to be given by either party to the other party shall be in writing and shall be duly given if mailed or delivered as follows:
Notice to FMFS shall be sent to:

                      Firstar Mutual Fund Services, LLC
                      615 East Michigan Street
                      Milwaukee, WI 53202

and notice to the Trust shall be sent to:

                      The Berkshire Funds
                      Attn: Malcolm R. Fobes III
                      475 Milan Drive, #103
                      San Jose, CA 95134-2453

and notice to the Adviser shall be sent to:

                      Berkshire Capital Holdings, Inc.
                      Attn: Malcolm R. Fobes III
                      475 Milan Drive, #103
                      San Jose, CA 95134-2453


    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer or one or more counterparts as of the day and year first written above.


THE BERKSHIRE FUNDS                          FIRSTAR MUTUAL FUND SERVICES, LLC


By: /s/ Malcolm R. Fobes III                 By: /s/ Joe D. Redwine
    ------------------------                     ------------------



BERKSHIRE CAPITAL HOLDINGS, INC.


By: /s/ Malcolm R. Fobes III
    ------------------------

                      FUND ACCOUNTING SERVICING AGREEMENT


    THIS AGREEMENT is made and entered into as of this 1st day of May, 2000, by and among The Berkshire Funds, a Delaware business trust (hereinafter referred to as the "Trust"), Berkshire Capital Holdings, Inc., investment adviser to the Berkshire Funds, (hereinafter referred to as the "Adviser") and Firstar Mutual Fund Services, LLC, a limited liability company organized under the laws of the State of Wisconsin (hereinafter referred to as "FMFS").

    WHEREAS, the Adviser serves as investment adviser to the Trust and administrator and will be responsible for certain duties of the Trust under this agreement, including, but not limited to, the payment of any compensations to FMFS;

    WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

    WHEREAS, the Trust is authorized to create separate series, each Fund with its own separate investment portfolio;

    WHEREAS, FMFS is a limited liability corporation and, among other things, is in the business of providing mutual fund accounting services to investment companies; and

    WHEREAS, the Trust and the Adviser desire to retain FMFS to provide accounting services to each Fund series of the Trust listed on Exhibit A attached hereto, (each Fund hereinafter referred to as a "Fund"), as it may be amended from time to time.

    NOW, THEREFORE, in consideration of the mutual agreements herein made, the Trust and FMFS agree as follows:

1.  Appointment of Fund Accountant

    The Trust and the Adviser hereby appoint FMFS as Fund Accountant of the Trust on the terms and conditions set forth in this Agreement, and FMFS hereby accepts such appointment and agrees to perform the services and duties set forth in this Agreement in consideration of the compensation provided for herein.

2.  Duties and Responsibilities of FMFS for Each Fund

    A. Portfolio Accounting Services:

       (1) Maintain portfolio records on a trade date+1 basis using security trade information communicated from the investment manager.

       (2) Identify   interest  and  dividend  accrual  balances  as  of  each
           valuation date and calculate gross earnings on investments for the accounting period.

       (3) Determine gain/loss on security sales and identify them as, short-term or long-term; account for periodic distributions of gains or losses to shareholders and maintain undistributed gain or loss balances as of each valuation date.

    B. Expense Accrual and Payment Services:

       (1) For each valuation date, calculate the expense accrual amounts as directed by the Trust as to methodology, rate or dollar amount.

       (2) Record   payments   for  Fund  expenses  upon  receipt  of  written
           authorization from the Trust.

       (3) Account for Fund expenditures and maintain expense accrual balances at the level of accounting detail, as agreed upon by FMFS and the Trust.

       (4) Provide expense accrual and payment reporting.

    C. Fund Valuation and Financial Reporting Services:

       (1) Account for Fund share purchases, sales, exchanges, transfers, dividend reinvestments, and other Fund share activity as reported by the transfer agent on a timely basis.

       (2) Apply equalization accounting as directed by the Trust.

       (3) Determine net investment income (earnings) for the Fund as of each valuation date. Account for periodic distributions of earnings to shareholders and maintain undistributed net investment income balances as of each valuation date.

       (4) Maintain a general ledger and other accounts, books, and financial records for the Fund in the form as agreed upon.

       (5) Determine  the  net  asset  value  of  the  Fund  according  to the
           accounting   policies  and  procedures  set  forth  in  the  Fund's
           Prospectus.

       (6) Calculate per share net asset value, per share net earnings, and other per share amounts reflective of Fund operations at such time as required by the nature and characteristics of the Fund.

       (7) Communicate, at an agreed upon time, the per share price for each valuation date to parties as agreed upon from time to time.

       (8) Prepare monthly reports which document the adequacy of accounting detail to support month-end ledger balances.

    D. Tax Accounting Services:

       (1) Maintain  accounting  records  for  the investment portfolio of the
           Fund   to  support  the  tax  reporting  required  for  IRS-defined regulated investment companies.

       (2) Maintain tax lot detail for the investment portfolio.

       (3) Calculate taxable gain/loss on security sales using the tax lot relief method designated by the Trust.

       (4) Provide the necessary financial information to support the taxable components of income and capital gains distributions to the transfer agent to support tax reporting to the shareholders.

    E. Compliance Control Services:

       (1) Support reporting to regulatory bodies and support financial statement preparation by making the Fund's accounting records available to the Trust, the Securities and Exchange Commission, and the outside auditors.

       (2) Maintain   accounting   records  according  to  the  1940  Act  and
           regulations provided thereunder

    F. FMFS will perform the following accounting functions on a daily basis:

       (1) Reconcile cash and investment balances of each Portfolio with the Custodian, and provide the Adviser with the beginning cash balance available for investment purposes;

       (2) Transmit or mail a copy of the portfolio valuation to the Adviser;

       (3) Review the impact of current day's activity on a per share basis, review changes in market value.

    G. In addition, FMFS will:

       (1) Prepare monthly security transactions listings;

       (2) Supply various Trust, Portfolio and class statistical data as requested on an ongoing basis.

3.  Pricing of Securities

    For each valuation date, obtain prices from a pricing source selected by FMFS but approved by the Board of Trustees and apply those prices to the portfolio positions of the Fund. For those securities where market quotations are not readily available, the Company's Board of Trustees shall approve, in good faith, the method for determining the fair value for such securities.

    If the Trust desires to provide a price which varies from the pricing source, the Trust shall promptly notify and supply FMFS with the valuation of any such security on each valuation date. All pricing changes made by the Trust will be in writing and must specifically identify the securities to be changed by CUSIP, name of security, new price or rate to be applied, and, if applicable, the time period for which the new price(s) is/are effective.

4.  Changes in Accounting Procedures

    Any resolution passed by the Board of Trustees of the Trust that affects accounting practices and procedures under this Agreement, the Trust and Adviser shall be effective upon written receipt and acceptance by the FMFS.

5.  Changes in Equipment, Systems, Service, Etc.

    FMFS reserves the right to make changes from time to time, as it deems advisable, relating to its services, systems, programs, rules, operating schedules and equipment, so long as such changes do not adversely affect the service provided to the Trust under this Agreement.

6.  Compensation

    FMFS shall be compensated for providing the services set forth in this Agreement in accordance with the Fee Schedule attached hereto as Exhibit A and as mutually agreed upon and amended from time to time. The Adviser agrees to pay all fees and reimbursable expenses within ten (10) business days following the receipt of the billing notice. Notwithstanding anything to the contrary, if amounts owed by the Adviser to FMFS are not paid by the Adviser, the Trust shall be responsible and the amounts owed shall only be paid out of the assets and property of the particular Fund involved.

7.  Performance of Service; Limitation of Liability

    A. FMFS shall exercise reasonable care in the performance of its duties under this Agreement. FMFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with matters to which this Agreement relates, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond FMFS's control, except a loss arising out of or relating to FMFS's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence, or willful misconduct on its part in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if FMFS has exercised reasonable care in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless FMFS from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature (including reasonable attorneys' fees) which FMFS may sustain or incur or which may be asserted against FMFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to FMFS's refusal or failure to comply with the terms of this Agreement or from bad faith, negligence or from willful misconduct on its part in performance of its duties under this Agreement, (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to FMFS by any duly authorized officer of the Trust, such duly authorized officer to be included in a list of authorized officers furnished to FMFS and as amended from time to time in writing by resolution of the Board of Trustees of the Trust.

    FMFS shall indemnify and hold the Trust and the Adviser harmless from and against any and all claims, demands, losses, expenses, and liabilities (whether with or without basis in fact or law) of any and every nature
(including reasonable attorneys' fees) which the Trust or the Adviser may sustain or incur or which may be asserted against the Trust or the Adviser by any person arising out of any action taken or omitted to be taken by FMFS as a result of FMFS's refusal or failure to comply with the terms of this Agreement, its bad faith, negligence, or willful misconduct.

    In the event of a mechanical breakdown or failure of communication or power supplies beyond its control, FMFS shall take all reasonable steps to minimize service interruptions for any period that such interruption continues beyond FMFS's control. FMFS will make every reasonable effort to restore any lost or damaged data and correct any errors resulting from such a breakdown at the expense of FMFS. FMFS agrees that it shall, at all times, have reasonable contingency plans with appropriate parties, making reasonable provision for emergency use of electrical data processing equipment to the extent appropriate equipment is available. Representatives of the Trust shall be entitled to inspect FMFS's premises and operating capabilities at any time during regular business hours of FMFS, upon reasonable notice to FMFS.

    B. In order that the indemnification provisions contained in this section shall apply, it is understood that if in any case the indemnitor may be asked to indemnify or hold the indemnitee harmless, the indemnitor shall be fully and promptly advised of all pertinent facts concerning the situation in question, and it is further understood that the indemnitee will use all reasonable care to notify the indemnitor promptly concerning any situation which presents or appears likely to present the probability of a claim for indemnification. The indemnitor shall have the option to defend the indemnitee against any claim which may be the subject of this indemnification. In the event that the indemnitor so elects, it will so notify the indemnitee and thereupon the indemnitor shall take over complete defense of the claim, and the indemnitee shall in such situation initiate no further legal or other expenses for which it shall seek indemnification under this section. Indemnitee shall in no case confess any claim or make any compromise in any case in which the indemnitor will be asked to indemnify the indemnitee except with the indemnitor's prior written consent.

    C. FMFS is hereby expressly put on notice of the limitation of shareholder, Trustee, officer, employee and agent liability as set forth in the Declaration of Trust of the Trust and agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and if the liability relates to one or more series, the obligations hereunder shall be limited to the respective assets of such series. FMFS further agrees that it shall not seek satisfaction of any such obligation from any shareholder of a series of the Trust, nor from any Trustee, officer, employer or agent of the Trust.

8.  Proprietary and Confidential Information

    FMFS agrees on behalf of itself and its directors, officers, and employees to treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and prior, present, or potential shareholders of the Trust (and clients of said shareholders), and not to use such records and information for any purpose other than the performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where FMFS may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

9.  Term of Agreement

    This Agreement shall become effective as of the date hereof and will continue in effect for a period of one year. During the initial one year term of this Agreement, if the Trust terminates any services with FMFS, the Adviser agrees to compensate Firstar an amount equal to the fees remaining under the initial one year Agreement. Subsequent to the initial one year term, this Agreement may be terminated by either party upon giving ninety (90) days prior written notice to the other party or such shorter period as is mutually agreed upon by the parties. However, this Agreement may be amended by mutual written consent of the parties.

10. Records

    FMFS shall keep records relating to the services to be performed hereunder, in the form and manner, and for such period as it may deem advisable and is agreeable to the Trust but not inconsistent with the rules and regulations of appropriate government authorities, in particular, Section 31 of the 1940 Act, and the rules thereunder. FMFS agrees that all such records prepared or maintained by FMFS relating to the services to be performed by FMFS hereunder are the property of the Trust and will be preserved, maintained, and made available in accordance with such section and rules of the 1940 Act and will be promptly surrendered to the Trust on and in accordance with its request.

11. Governing Law

    This Agreement shall be construed in accordance with the laws of the State of Wisconsin. However, nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated by the SEC thereunder.

12. Duties in the Event of Termination

    In the event that in connection with termination, a successor to any of FMFS's duties or responsibilities hereunder is designated by the Trust by written notice to FMFS, FMFS will promptly, upon such termination and at the expense of the Trust transfer to such successor all relevant books, records, correspondence and other data established or maintained by FMFS under this Agreement in a form reasonably acceptable to the Trust (if such form differs from the form in which FMFS has maintained the same, the Trust shall pay any expenses associated with transferring the same to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from FMFS's personnel in the establishment of books, records and other data by such successor.

13. No Agency Relationship

    Nothing herein contained shall be deemed to authorize or empower FMFS to act as agent for the other parties to this Agreement, or to conduct business in the name of, or for the account of the other parties to this Agreement.

14. Data Necessary to Perform Services

    The Trust or its agent, which may be FMFS, shall furnish to FMFS the data necessary to perform the services described herein at such times and in such form as mutually agreed upon. If FMFS is also acting in another capacity for the Trust, nothing herein shall be deemed to relieve FMFS of any of its obligations in such capacity.

15. Notification of Error

    The Trust will notify FMFS of any balancing or control error caused by FMFS the later of: within three (3) business days after receipt of any reports rendered by FMFS to the Trust; within three (3) business days after discovery of any error or omission not covered in the balancing or control procedure, or within three (3) business days of receiving notice from any shareholder.

16. Data Necessary to Perform Services

    The Trust or its agent, which may be FMFS, shall furnish to FMFS the data necessary to perform the services described herein at such times and in such form as mutually agreed upon. If FMFS is also acting in another capacity for the Trust, nothing herein shall be deemed to relieve FMFS of any of its obligations in such capacity.

17. Notices

    Notices of any kind to be given by either party to the other party shall be in writing and shall be duly given if mailed or delivered as follows:
Notice to FMFS shall be sent to:

                      Firstar Mutual Fund Services, LLC
                      615 East Michigan Street
                      Milwaukee, WI 53202

and notice to the Trust shall be sent to:

                      The Berkshire Funds
                      Attn: Malcolm R. Fobes III
                      475 Milan Drive, #103
                      San Jose, CA 95134-2453

and notice to the Adviser shall be sent to:

                      Berkshire Capital Holdings, Inc.
                      Attn: Malcolm R. Fobes III
                      475 Milan Drive, #103
                      San Jose, CA 95134-2453

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer on one or more counterparts as of the day and year first written above.


THE BERKSHIRE FUNDS                          FIRSTAR MUTUAL FUND SERVICES, LLC


By: /s/ Malcolm R. Fobes III                 By: /s/ Joe D. Redwine
    ------------------------                     ------------------



BERKSHIRE CAPITAL HOLDINGS, INC.


By: /s/ Malcolm R. Fobes III
    ------------------------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our reports dated January 8, 2000 and to all references to our firm included in or made a part of this Post-Effective Amendment No. 7 to Berkshire Funds' Registration Statement on Form N-1A (file nos. 333-21089 and 811-08043), including the references to our firm under the heading "Financial Highlights" in the Prospectus and heading "Accountants" in the Statement of Additional Information.


/s/ McCurdy & Associates
------------------------
McCurdy & Associates CPA's, Inc.
Westlake, Ohio
June 1, 2000